Defined Asset Funds (SM)

Select Series
1999
4

IRA Ideal!

Principled Values Portfolio(SM)

Social investing is the systematic incorporation of ethical values and objectives in the investment decision making process.

A Principled Way to Invest.

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Why Socially Responsible Investing?

Investing with principles can be a personally rewarding experience. But you also need investments that can reward you with performance. Socially responsible investing can be practical, as well as fulfilling. Attention to diversity and social values may lead to greater productivity and increased profitability.

Recognizing Diversity

One of our country's greatest assets is the diversity of our people and their combined strengths. This Portfolio highlights companies that have recognized the value of a diverse workforce. Merrill Lynch is proud to offer the Principled Values Portfolio.

At Merrill Lynch, we believe that many investors may be concerned about the principles of the companies in which they invest. That's why Defined Assets Funds(SM) is proud to offer the Principled Values Portfolio(SM).

Invest with Principles

The Principled Values Portfolio gives you a convenient way to invest in a socially responsible portfolio with an emphasis on diversity. The Portfolio features stocks of companies that have made strides in promoting diversity in the workplace and have also passed a broad range of screens for social responsibility. These companies consider their principles and practices to be an important part of their bottom line.



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The Portfolio
The stocks included in the Principled Values Portfolio were chosen through a unique three-part screening process. First, we examined the Domini 400 Social Index(SM)(1), an index modeled after the S&P 500 Index(1), that reflects the financial performance of 400 companies which have passed multiple, broad-based social screens. Then, Kinder, Lydenberg, Domini & Co. (KLD), the Consultant for this Portfolio, applied its criteria to these stocks to identify companies that have made efforts toward diversity in the workforce. Finally, Merrill Lynch applied a screening process to determine investment merit. The result is a one-year Portfolio that seeks capital appreciation.

The Strategy

Like other Portfolios in the Defined Asset Funds Select Series, the Principled Values Portfolio employs a "buy and hold" strategy. That means it follows a disciplined investment style of choosing stocks based on rigorous criteria, and then holds them for a set period of time -- in this case, about one year. At the end of that period, the selection criteria will be reapplied, and you can reinvest in a new Portfolio, if available, or redeem your investment. Although the Principled Values Portfolio is about a one-year investment, we recommend you stay with this Strategy for at least three to five years for potentially more consistent results.

The Principled Values Portfolio -- 1999 Series 4

Stocks                                                 Symbol
TECHNOLOGY
Adaptec, Inc.                                           ADPT
Hewlett-Packard Company                                  HWP
PE Biosystems Group                                      PEB
Solectron Corp.                                          SLR
Sun Microsytems, Inc.                                   SUNW
Texas Instruments, Inc.                                  TXN

FINANCIAL SERVICES/BANKS
Aetna, Inc.                                              AET
J.P. Morgan & Company, Inc.                              JPM
Wells Fargo Company                                      WFC

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     (1) The "Domini 400 Social Index" is a service mark of its publisher,
Kinder, Lydenberg, Domini & Co., Inc. "S&P 500" is a registered trademark of the McGraw-Hill Companies, Inc.



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FOOD
Quaker Oats Company                                      OAT
SUPERVALU, Inc.                                          SVU

HOME FURNISHINGS
Maytag Corp.                                             MYG
Whirlpool Corp.                                          WHR

RETAIL
J.C. Penney Company, Inc.                                JCP
The Limited, Inc.                                        LTD

CHEMICALS
Praxair, Inc.                                            PX

COSMETICS/PERSONAL CARE
Kimberly-Clark Corp.                                     KMB

DISTRIBUTION/WHOLESALE
Genuine Parts Company                                    GPC

FOREST PRODUCTS & PAPER
Westvaco Corp.                                            W

HAND/MACHINE TOOLS
Stanley Works                                            SWK

HEALTHCARE
Allergen, Inc.                                           AGN

HOUSEHOLD PRODUCTS/WARE
Avery Dennison Corp.                                     AVY

MACHINERY-diversified
Applied Materials, Inc.                                 AMAT



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TRANSPORTATION
FDX Corp.                                                FDX

TELEPHONE
Telephone and Data Systems, Inc.                         TDS


A Quest for Principle and Value

Social investing is the systematic incorporation of ethical values and objectives in the investment decision-making process. Companies chosen for the Principled Values Portfolio had to first undergo a stringent social investment screening applied by KLD. These screens range from simple exclusionary policies, to subtle evaluations of corporate behavior. Once screened by KLD, each remaining company was reviewed by Defined Asset Funds for investment merit.

Part 1: Screening for Principle

Our universe of stocks began with the Domini 400 Social Index. This index represents stocks that have been screened on a broad range of issues, such as the environment, community involvement, product safety and other concerns. Companies in the Domini 400 Social Index derive little or no revenue from the manufacturing of tobacco or alcohol products, gambling activities or military contracting, and have no ownership in nuclear power.

Part II:  A Commitment to Diversity

Next, KLD selected companies that possessed at least one strength in areas such as:

     CEO: The company's chief executive officer is a woman or a member of a minority group.





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     Promotion: The company has made notable progress in the promotion of women and minorities.

     Board of Directors: Women, minorities and/or disabled persons have a significant presence on the board of directors.

     Family Concerns: The company has outstanding employee benefits or other programs addressing work and modern family concerns, such as child and elder care, as well as flexible working schedules.

     Women and Minority-Owned Businesses: The company maintains at least 5% of its subcontracts with women or minority-owned businesses.

     Employment of the Disabled: The company has implemented innovative hiring programs, or other creative human resource programs for disabled persons.

A stock may be sold if the Portfolio Consultant determines that it no longer meets the above criteria.

Part III: Investment Merit

Stocks that passed the previous screens were then reviewed using the Defined Asset Funds proprietary selection process, which includes criteria such as recent price performance, price to earnings ratio and dividend yield. From the universe of stocks meeting the criteria, 25 stocks were finally chosen for the Portfolio.

Past Performance of Prior Principled Values Portfolios

Past Performance is no guarantee of future results.

Series From Inception Through 6/30/99
(including annual rollovers)

Inception                  Series           Return
1/8/98                     1                25.01%

Most Recently Completed Portfolio

Period                     Series                       Return
1/8/98-2/19/99                     1                            20.47%

The chart above shows the average annual total returns for Series 1 which represents price changes plus dividends reinvested, divided by the initial public offering price, and relects maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.


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Principled Investing

The chart below compares a leading measure of socially responsible investing -- the Domini 400 Social Index (since its inception in 1990) -- to the S&P 500 Index. This chart shows that socially responsible investing has compared well to the S&P 500, and that practicing socially responsible investing need not require a sacrifice of investment returns. Of course, past performance is no guarantee of future results.

Total Return(2) Comparison

                           Domini 400                    S&P 500
Year                       Social Index                  Index
5/1/90-12/31/90               1.46%                       2.37%
1991                         37.84                        30.55
1992                         12.09                         7.67
1993                          8.52                         9.99
1994                          0.18                         1.31
1995                         38.20                        37.43
1996                         23.70                        23.07
1997                         38.26                        33.36
1998                         34.53                        28.58
6/30/99                      12.34                        12.38
Average                      21.76%                       19.77%

Source for S&P 500 Total Return figures: Ibbotson

Our Portfolio Consultant
Kinder, Lydenberg, Domini & Co.'s (KLD) founders are prominent authorities on social investing. Established in 1990, KLD has been providing research and analysis to its clients who integrate social criteria into their investment decisions. KLD is also the publisher of the Domini 400 Social Index.

Defined Asset Funds -- Our Philosophy

--------
     (2) The returns above represent price changes plus dividends reinvested, divided by the initial public offering. While the Domini 400 Social Index is one of several screens used in choosing stocks for the Portfolio, these other screens, as well as deduction of Portfolio sales charges and expenses on investments in a portfolio, would have materially affected results. Therefore, Index performance is no indication of future Portfolio results. The Domini 400 Social Index has not seen a down year since its inception.


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At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments and may not be appropriate for investors seeking capital preservation or high current income.

o The stocks in this Portfolio were selected for a combination of social reasons and economic criteria, and there can be no assurance that the Portfolio will perform better or worse than stocks selected solely on economic criteria.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs.

In addition, the annual statement and the relevant tax reporting forms you receive at year-end will be based on the amount paid to you, net of the deferred sales charge and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Generally, dividends and any gains will be subject to tax each year. Net capital gains, if any, on assets held over a year may qualify for a favorable federal tax rate (currently no more than 20%) for individuals. However, on rollovers to



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future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                         As a % of Public   Amount Per
                                         Offering Price     1,000 Units

Initial Sales Charge                     1.00%              $10.00
Deferred Sales Charge                    1.75%              $17.50
                                         =========================
Maximum Sales Charge                     2.75%              $27.50

Estimated Annual Operating Expenses
(as a % of net assets)                   0.316%             $3.13

Estimated Organization Costs                                $1.87

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge will be waived. You will only pay the deferred sales charge.

Institutional Volume Purchase Discounts

The following volume discounts have been developed to encourage socially responsible investing while making the Portfolio especially attractive to institutions, pension plans, foundations and other public or private investment organizations.

Amount                                    Total Sales Charge as a % of
Purchased                                     Public Offering Price

Less than $50,000                                    2.75%
$50,000-$99,999                                      2.25%
$100,000-$499,999                                    1.75%
$500,000-$999,999                                    1.00%



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$1,000,000-$4,999,999                                0.75%
$5,000,000 or more                                   0.60%

Is This Portfolio Right for You?

If you're saving for a long-term goal, such as a new home, child's education or retirement, the Principled Values Portfolio may be a smart choice. This Portfolio is not appropriate for investors who are seeking capital preservation, high current income or who are unable or unwilling to assume the risks associated with equity investing.

Invest With Principle Today!

You can invest in the Principled Values Portfolio for about $250 for regular or IRA accounts. Call your Merrill Lynch Financial Consultant for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

DEFINED ASSET FUNDS
Buy with knowledge o Hold With Confidence

FIXED-INCOME FUNDS
Corporate Funds
Government Funds
Municipal Funds

EQUITY INVESTOR FUNDS

Other Selected Series
Select Ten Portfolio (DJIA)
Select United Kingdom Portfolio (Financial Times Index)
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio
Defined Technology Portfolio(SM)



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


Institutional Holdings Portfolio

Merrill Lynch
Researched-Based Funds
1999 Year-Ahead Domestic Portfolio
1999 Year-Ahead International Portfolio
Biotechnology Portfolio
European Monetary Union Portfolio
Financial Portfolio

Concept Series
Baby Boom Economy Portfolios(SM)
Health Care Trust (Pharmaceutical & Biotechnology Portfolio)
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

[logo] Printed on Recycled Paper                                    11382BR-7/99

   (C)1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.


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